UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2011

NovaMed, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26625	36-4116193
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

333 West Wacker Drive, Suite 1010, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (312) 664-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 7 - Regulation FD

Item 7.01.  Regulation FD

On April 18, 2011, NovaMed, Inc., a Delaware corporation (the “Company”), announced that it has scheduled a special meeting of its stockholders for May 4, 2011, to consider and approve the merger contemplated by the Agreement and Plan of Merger, dated as of January 20, 2011 (the “Merger Agreement”) among the Company, Surgery Center Holdings, Inc. (“Surgery Partners”), and Wildcat Merger Sub, Inc., a wholly-owned subsidiary of Surgery Partners (“Merger Sub”).  In connection therewith, the Company provided notice of an anticipated fundamental change and merger to holders of its convertible senior subordinated notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 18, 2011 of NovaMed, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaMed, Inc.

Dated: April 18, 2011	By:	/s/ Scott T. Macomber
Scott T. Macomber
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated April 18, 2011 of NovaMed, Inc.